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                                                                    Exhibit 10.1

                         MOBIUS MANAGEMENT SYSTEMS, INC.

                            1996 STOCK INCENTIVE PLAN

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                                Table of Contents

                                                                            Page

                                    ARTICLE I

                                     GENERAL

1.1               Purpose...................................................  1
1.2               Administration............................................  1
1.3               Persons Eligible for Awards...............................  3
1.4               Types of Awards Under Plan................................  3
1.5               Shares Available for Awards...............................  3
1.6               Definitions of Certain Terms..............................  6

                                   ARTICLE II

                              AWARDS UNDER THE PLAN

2.1               Agreements Evidencing Awards..............................  9
2.2               Grant of Stock Options, Stock Appreciation
                    Rights and Dividend Equivalent Rights ..................  9
2.3               Exercise of Options and Stock Appreciation Rights......... 14
2.4               Termination of Employment; Death.......................... 16
2.5               Grant of Restricted Stock................................. 18
2.6               Grant of Restricted Stock Units........................... 20
2.7               Other Stock-Based Awards.................................. 21
2.8               Right of Recapture........................................ 21

                                   ARTICLE III

                                  MISCELLANEOUS

3.1               Amendment of the Plan; Modification of Awards............. 23
3.2               Tax Withholding........................................... 24
3.3               Restrictions.............................................. 25
3.4               Nonassignability.......................................... 26
3.5               Requirement of Notification of
                    Election Under Section 83(b) of the Code................ 26
3.6               Requirement of Notification Upon Disqualifying
                    Disposition Under Section 421(b) of the Code............ 26
3.7               Change in Control......................................... 27
3.8               Right of Discharge Reserved............................... 29
3.9               Nature of Payments........................................ 30
3.10              Non-Uniform Determinations................................ 30
3.11              Other Payments or Awards.................................. 31
3.12              Section Headings.......................................... 31
3.13              Effective Date and Term of Plan........................... 31
3.14              Governing Law............................................. 31


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                                    ARTICLE I

                                     GENERAL

1.1 Purpose

            The purpose of the Mobius Management Systems, Inc. 1996 Stock Incentive Plan (the "Plan") is to provide for officers, other employees, and directors of, and consultants to, Mobius Management Systems, Inc. (the "Company") an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2 Administration

            1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3.

            1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to
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construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations,
(d) to make all determinations necessary or advisable in administering the Plan,
(e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

            1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

            1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

            1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

            1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the


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foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3 Persons Eligible for Awards

            Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, "key persons") as the Committee shall in its discretion select.

1.4 Types of Awards Under Plan

            Awards may be made under the Plan in the form of (a) incentive stock options, (b) nonqualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and
(g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5 Shares Available for Awards

            1.5.1 The total number of shares of Class A Non-Voting Common Stock of the Company, par value $0.01 per share ("Class A Common Stock"), which may be transferred pursuant to awards granted under the Plan (the "share limit") shall be determined as


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follows: (a) upon adoption of the Plan by the Board, the share limit shall be
30,000 shares; (b) upon the completion of an initial public offering of common stock of the Company, the share limit shall be a number equal to 15% of the total number of shares issued and outstanding immediately following such offering; and (c) as of any January 1 following the completion of an initial public offering of common stock of the Company, the Board in its discretion may increase the share limit by a number that is no more than 1% of the total number of shares of common stock issued and outstanding at such date. Notwithstanding the foregoing, no more than 30,000 shares of Class A Common Stock may be transferred upon the exercise of incentive stock options (subject to the 15% adjustment as specified in clause (b), above). Shares transferred pursuant to awards granted under the Plan may be authorized but unissued Class A Common Stock or authorized and issued Class A Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

            1.5.2 Subject to any required action by the shareholders of the Company, the number of shares of Class A Common Stock covered by each outstanding award, the number of shares of Class A Common Stock available for awards, and the price per share of


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Class A Common Stock covered by each outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an award. Without limiting the generality of the foregoing, in the event of the initial public offering of shares of common stock of the Company, each share of Class A Common Stock authorized for awards under this Plan pursuant to Section 1.5.1, including shares subject to awards outstanding at the time of such offering, shall be converted into a share of such class of common stock of the Company as is offered to the public in such offering and all references herein to shares of Class A Common Stock shall thereafter be deemed to refer to such publicly offered class of common stock.


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            1.5.3 Except as provided in Section 2.2.6, there shall be no limit on the number or the value of the shares of Class A Common Stock that may be subject to awards to any individual under the Plan.

1.6 Definitions of Certain Terms

            1.6.1 The "Fair Market Value" of a share of Class A Common Stock on any day shall be determined as follows.

                  (a) If the principal market for the Class A Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Class A Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

                  (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Class A Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were


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quotations, provided that such quotations shall have been made within the ten
(10) business days preceding the applicable date; or,

                  (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Class A Common Stock on any day shall be determined in good faith by the Committee.

            1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Internal Revenue Code of 1986 (the "Code"), as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

            1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company as a director, consultant or otherwise.

            1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all


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of its subsidiaries or by a corporation assuming awards in a transaction to which section 425(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.


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                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

            Each award granted under the Plan shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders' agreement with respect to any shares of Class A Common Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2 Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights

            2.2.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Class A Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.


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            2.2.2 The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a non-qualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

            2.2.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Class A Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right determined by the Committee at the time of the award (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by
(c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Class A Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its


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discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

            2.2.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price shall be at least 100% of the Fair Market Value of a share of Class A Common Stock on the date the option is granted in the case of an incentive stock option, and provided further that in no event shall the option exercise price be less than the par value of a share of Class A Common Stock.

            2.2.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection


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with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

            2.2.6 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

            2.2.7 Notwithstanding the provisions of Sections 2.2.4 and 2.2.5, to the extent required under section 422 of the Code an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.


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            2.2.8 The Committee may in its discretion include in any Plan
Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.3.3(b), delivers shares of Class A Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Class A Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Class A Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Class A Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.3.3(b) in payment of such exercise price shall have been held for at least six months.

            2.2.9 The Committee may in its discretion include in any Plan Agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Class A Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement,


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the Committee shall determine whether such payments shall be made in cash, in shares of Class A Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.3 Exercise of Options and Stock Appreciation Rights

            Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

            2.3.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall become exercisable in five substantially equal installments, on each of the first, second, third, fourth and fifth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

            2.3.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or


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stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall in its discretion prescribe.

            2.3.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Class A Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

            2.3.4 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Class A Common Stock for which the award has been exercised. If the method of


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payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

            2.3.5 No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 Termination of Employment; Death

            2.4.1 Except to the extent otherwise provided in Section 2.4.2 or
2.4.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

            2.4.2 If a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the


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award on the date of employment termination; and (b) exercise must occur within three months after employment terminates, except that the three-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(7) of the Code.

            2.4.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.4.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all


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the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.5 Grant of Restricted Stock

            2.5.1 The Committee may grant restricted shares of Class A Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

            2.5.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Class A Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontrans-


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ferability restrictions and Company repurchase rights described in Sections
2.5.4 and 2.5.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

            2.5.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

            2.5.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Class A Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

            2.5.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions


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on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.6 Grant of Restricted Stock Units

            2.6.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

            2.6.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

            2.6.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall


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transfer to the grantee one unrestricted, fully transferable share of Class A
Common Stock for each restricted stock unit scheduled to be paid out on such date and that has not been previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Class A Common Stock.

2.7 Other Stock-Based Awards

            The Board may authorize other types of stock-based awards, which the Committee may grant to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Class A Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Class A Common Stock.

2.8 Right of Recapture

            2.8.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in


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competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Class A Common Stock. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


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                                   ARTICLE III

                                  MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

            3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

            3.1.2 To the extent required under section 422 of the Code, shareholder approval shall be required with respect to any amendment which increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options.

            3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would (a) accelerate the time or times at which the award becomes unrestricted or may be exercised, or (b) waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to


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

Section 3.7.2) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award).

3.2 Tax Withholding

            3.2.1 As a condition to the receipt of any shares of Class A Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

            3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Class A Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Class A Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).


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

3.3 Restrictions

            3.3.1 If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

            3.3.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.


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

3.4 Nonassignability

            Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.5 Requirement of Notification of Election Under Section 83(b) of the Code

            If any grantee shall, in connection with the acquisition of shares of Class A Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

            Each Plan Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Class A Common Stock issued pursuant to the exercise of such option under the circumstances described in


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

section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.7 Change in Control

            3.7.1 For purposes of this Section 3.7, a "Change in Control" shall have occurred if:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the shareholders of the Company as of November 1, 1996 (the "Current Shareholders", such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them), (ii) the Company or any 80% or more-owned subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any 80% or more-owned subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities without the prior written consent of the Committee or the Board; or

                  (b) in the event that the Current Shareholders no longer control more than 50% of the voting equity of the Company, if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 3.7.1) whose election by the Board of Directors or nomination for election by the Company shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company (other than a 80% or more-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in Section 3.7.1(a) above with the exceptions noted therein) acquires 50% or more of the combined voting power of the Company's then outstanding securities); or

                  (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

            3.7.2 Upon the happening of a Change in Control and unless otherwise provided in an applicable Plan Agreement:

                  (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding shall become fully vested and immediately exercisable;

                  (b) to the extent permitted by law, the Committee may, in its discretion, amend any Plan Agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding awards of shares of restricted stock shall become free of restrictions, or that advance the dates upon which any or all outstanding awards of any type shall terminate.

            3.7.3 Whenever deemed appropriate by the Committee, any action referred to in Section 3.7.2(b) may be made conditional upon the consummation of the applicable Change in Control transaction.


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

3.8 Right of Discharge Reserved

            Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.

3.9 Nature of Payments

            3.9.1 Any and all grants of awards and issuances of shares of Class A Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

            3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

            The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

            Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

            The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

            The Plan was adopted by the Board and approved by the Company's shareholders on November 6, 1996. Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 Governing Law

            All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.


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